GLOBAL BEVERAGES INC.

GLOBAL BEVERAGES INC.

Safe Harbor

Certain statements in the presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of growth; and assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or qualified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information. These factors are discussed in greater detail in the company's filings with the Securities and Exchange Commission.

Mission Statement

Global Beverages, Inc. aims to become the leading producer and distributor of beverages in the China market


red wine
red wine



Investment Highlights

1. **Opportunity in China**
   - Strong growth through direct exposure to China's rapidly growing demand for wine
   - Low capital requirements and greater share of profit margin through a vertically integrated business

2. **Highly experienced Western-trained management team**
   - Top management combines extensive experience of the China market, FMCG (Fast Moving Consumer Goods), alcoholic and non-alcoholic beverages, and wine-making
   - A highly experienced board with complementary skills in FMCG, wine, retail and investment banking

3. **Global Beverages operations are proven, long term operating businesses**
   - The Australian winery has been in operation for over 40 years
   - The Australia and China distribution businesses have each been operating for over 10 years

4. **"Big Box" Retail concept is a proven model, scalable with low capital costs**
   - Successful market test with store in Shanghai, designed by recognized retail marketing expert
   - Standard design concept applicable to three-tiered model

5. **Low risk acquisitions of distribution businesses**
   - Acquire distributors that have worked with Global Beverages in the past
   - Owners retained and issued shares vesting over time

Strictly Confidential

Background – Merger 1 of 2

Yarraman Winery Inc. — Buys 100% of → **Asia Distribution Solutions**

- Located in Australia
- Publicly listed on US stock exchange
- 1 winery (175,000 case capacity) and vineyard in the Upper Hunter Valley
- 1 vineyard near Sydney
- Produces Yarraman branded wines and Snowies/Ripe apple cider

is now

- Located in China
- 3 distribution centers
- Pioneered a 'big-box' retail store selling foreign and local Chinese branded alcoholic beverages

Global Beverages Inc

Global Beverages, Inc

- Vertically integrated wine, beer and spirits & "big box" retailing
- Focused on the rapidly growing China market
- Highly experienced management team

Background – Merger 2 of 2

Proposes to acquire

MONTROSE FINE WINES 梦图丝

- Wholesale distribution networks
- "Big box" retailing
- Vertically integrated business – production, wholesale, retail
- Focused on rapidly growing China market
- Highly experienced management

integrates into

- Established in China since 1992
- Located in Hong Kong, Beijing and Shanghai
- Specializing in HORECA markets
- Product portfolio comprises worldwide selection of wines, with diverse styles, structures and tastes

Global Beverages, Inc

- Extensive distribution footprint in China and Australia
- Strong company owned brand portfolio to expand into the Asian market
- Wine, Beer and Spirits "big box" retailing pioneer in China

Strictly Confidential

New Corporate Structure


Global Beverages Inc
(USA)
China/Hong Kong
Australia
Montrose Fine Wines
Global Beverages Asia Limited
Global Beverages Holding Pty Ltd
Global Beverages Australia Pty Ltd
International Production and Manufacturing
Distribution Australia
Hong Kong (Local HORECA and retail)
Beijing (Wholesale)
Shanghai (HORECA)
Distribution (China)
Retail (China)
Shanghai Chengdu
Shanghai Others TBD
Wholesale and Off Premise
Local and International HORECA
Wine, Beer & Spirits Retail

Note: HORECA = Hotels, Restaurants and Cafes/bars

Key Strategic Initiatives

1. Deploy world-class management team, with international experience in beverages and Chinese experience in operating distribution networks
2. Grow number of International wine, beer and spirits brands for distribution/sale both Company Owned and exclusive agency arrangements
3. Acquire Chinese distribution networks
4. Establishment of retail outlets designed by leading retail expert
5. Achieve cost advantage with integrated channels

Experienced Management Team

Richard Hurst	**President / Chief Executive Officer** **Director**	➢ 25 years in key positions for Diageo plc located in international markets. Last position was SVP Corporate Strategy for Diageo North America, ➢ 2 year of consulting work primarily in the Beverage industry, ➢ 3 years as SVP Beverages Alcohol at the Nielsen Company, ➢ Consultant to the Saint James Company, an OTC:BB listed company involved in the manufacturing and marketing of New World Wines.
Ian Long	**Senior VP and Chief Winemaker International Production** **Director**	➢ 21 years of winemaking and winery management experience, ➢ 10 years as Senior Winemaker for Rosemount Estate, one of Australia's largest privately owned wine groups, ➢ 5 years as Group Operations Winemaker at Southcorp Ltd, Australia's largest wine group.
Timothy Yeo	**Senior VP Asia** **Director**	➢ 15 years experience in China, ➢ Founder and CEO of TBC Shanghai Ltd involved in import and distribution of wines in China, ➢ Former Marketing Director of Yeo Hiap Seng Ltd, Singapore's largest food and beverage conglomerate, ➢ Former Corporate Planner at Pepsi Cola North America.
Steve Wong	**Executive VP, China**	➢ Senior Executive roles with 28 years experience in China, ➢ Former CEO of Pepsi Cola China responsible for joint ventures, government relations, licensing agreements, general management and business operations for the PRC, ➢ Former CEO of Sara Lee China responsible for the Greater China market, ➢ Former President and CEO for Asia Pacific Dogi International Fabrics.
Jeff Busch	**Executive VP, Australia**	➢ Senior executive with 20 years FMCG experience with 15 years in liquor experience, ➢ Former GM of Fosters International Imported Beer business responsible for contract negotiation, sales, marketing and distribution of Stella, Corona and other Global brands, ➢ 3 years as Sales Director- National Accounts/Private Label/Contract Pack for Independent Liquor specializing in RTD/Spirits/Beer.

Distribution – Core Brands

Company Owned Brands

- Australia: Yarraman, Banjo, Troy, Red Cedar, Endeavour, Joseph Banks, Sacred Soil, Ripe Cider, Snowies Cider
- Global: Trios Wines

Exclusive China Distribution

- Chile: Carolina Wine Group, Batitu
- South Africa: Arabella
- USA: Granite Cloud, Laight Family, Hernando Cortez
- Italy: Il Poggio
- UB Spirits: Kingfisher Beer, UB spirits, Four Seasons wine

Exclusive Montrose Distribution

- France: Champagne Deutz, Compagnie Mdeocaine, Baronne Guichard, Olivier Leflaive, Delas Freres, Yves Borie
- Italy: Nino Franco, Badia A Clotibuono, Fattoria del Barbi, Beni de Batasiolo, Cusumano, Gran Sasso
- Spain: Emilio Hidalgo Sherry, Bodegas Muga, Casa Gran Del Siurana, Borsai
- Australia: Were Estate, Langmeil, Mr Riggs, Woop Woop, Oakridge, Stefano Lubiana, Littore Family Wines
- New Zealand: Craggy Range, Wild Rock, Mud House, Waipara Hills
- Chile: Luis Felipe Edwards
- USA: Grgich Hills, Redtree

International Branded Beers and Spirits

- Tiger, Heineken, Budweiser, Tsing Tao, UB Spirits

Juices / Soft Drinks

- Yeshu Coconut Drink

Wine


GRGICH HILLS
DEUTZ

Spirits


Ullmanoff
VODKA

Beers


Heineken
Tiger
Budweiser
TSINGTAO
Pabst Blue Ribbon

Yarraman Estate Winery & Cider Brewery



Yarraman Winery and Vineyard
- Oldest vineyard and winery (1967) in Upper Hunter Valley, New South Wales, Australia
- Operates 1.6M liter facility (2.13M bottles) / current output is 47% of capacity (750k liters or 1M bottles)
- Owns 632 acres of premium vineyard land / 100 acres under vine



Jugiong Vineyards
- Owns 687 acres of premium vineyard land in Australia / 447 acres under vine

Yarraman and Jugiong - Proprietary Wine For Global Markets
- Guaranteed quality wine supply for entry, middle and premium ranges through 2012
- Opportunity to own brands and supply private labels to large customers
- "On-the-ground" knowledge to source affordable bulk local wines

yarraman


ripe

Cider Production
- Brewed onsite utilizing existing equipment with production technology very similar to wine
- Fastest growing alcohol category in the global market
- Fast turnover, low capital production
- Low inventory holding - just in time production, 365 days a year
- At 4.5% alcohol, can be sold in grocery stores in New York

Strong Growth Of Wine In China

Capturing Market Share

- The production of local wines is growing at 13% per annum, half the increase in wine imports (2010 volume is 107 million 9L cases)
- In 2010, imported wine is expected to increase to 280 million liters or 31 million 9L cases, a growth rate of 30%*
- Consumption of Grape wine is forecasted to increase 70% between 2008 and 2011**
- China lags global consumption of grape wine by a considerable margin
  - 3 glasses per annum vs. average of 29***
- According to the latest research from Vinexpo, China will become the seventh largest wine consuming country in the world by 2012
- Imported wine represents 22% of total wine volume in China


('000 Liters)
China Wine Production
1200000
1000000
800000
600000
400000
200000
0
2002 2003 2004 2005 2006 2007 2008 2009 2010


('000 Liters)
Imported Wine Sales
300000
250000
200000
150000
100000
50000
0
2002 2003 2004 2005 2006 2007 2008 2009 2010

** IWSR 2009*
*** Source: China Alcohol industry Association*
**** Of legal drinking age Source: IWSR 2008*

Highly Fragmented Value Chain

- Competition is highly fragmented and ready for consolidation
- Distribution chain is often four tiers
- Major outlets for wine are in both on-trade and off-trade
- Off-trade sales occur through supermarkets (e.g. Carrefour) and independent liquor stores
  - Rapidly growing sector
  - Benefiting from growing trend to purchase as gifts or drink at home
- On-trade is mainly HORECA (Hotels, Restaurants and Cafes/bars)
  - Almost half of wine volume is consumed in HORECA
  - High-end: Western chains, high-class bars
  - Low-end: frequented by less affluent


Production and Import
Distribution
Wholesale
Retail
Distributors
Wholesalers
International HORECA Large supermarket chains Specialty liquor stores
Local HORECA & small retailers

China Wholesale Distribution

- Global Beverages provides distribution services for importers and Chinese companies
- Sells branded alcoholic and non-alcoholic beverage products in the People's Republic of China
- Global Beverages distributes its products to HORECA accounts from its three operational bases
  - Shanghai (head office)
  - Beijing
  - Chengdu
- Serves approximately 3,500 direct accounts
  - Through preferred wholesaler network, distributes to over 10,000 accounts
- Distribution network
  - Supermarkets/hotels and clubhouse/ selected higl street restaurants and bars
  - Cafes and bakeries/beverage wholesalers and retailers
  - Includes premier Chinese retailers
- Distribution businesses well established
  - Shanghai has been in operation for 15 years


HEILONGJIANG
Harbin
Changchun
JILIN
NEI MONGOL ZIZHIQU
(Inner Mongolia)
Shenyang
Liaoning
XINJIANG UYGUR AUT. REG.
GANSU
Beijing
Tianjin
Taiyuan
Hebei
Xining
QINGHAI
XIZANG ZIZHIQU
(Tibet)
SICHUAN
CHONGQING
Chongqing
Wuhan
Shanghai
Nanchang
HUNAN
Guiyang
YUNNAN
Kunming
Fuzhou
Taipei
Taichung
TAIWAN
Kaohsiung
Shenzhen
HAINAN
Sanya

Distribution Acquisition Targets

Targets

- Medium to large companies
  - Sales of US$10 million – $30 million
  - Localized or with nationwide presence in the food and beverage distribution business
  - Potential to include imported wines in the portfolio OR already in the imported wine distribution business
- Small companies
  - Sales of < US$5 million
  - Localized wholesale presence preferably with ownership with warehousing possess delivery capabilities - own fleet in the wine business

Target Account Growth

- To grow nearly 15-fold to reach a total of 50,000 accounts

Product Mix

- To increase the product mix for wine to at least 75% of total

Incremental Revenue Through Acquisitions


Existing
$10.25M
2010
•Q4 Montrose
•(Beijing, Shanghai and Hong Kong)
• $9.6M
2011
•$2.5M Q2 Shenzhen/ Guangzhou
•$1.6M Q3 Jinan/Qingdao
•$0.7M Q4 Fuzhou/Xiamen
• $4.8M
2012
•$9.9M 1 medium
•$8.8M 3 small
• $18.7M
2013
•3 small
• $8.8M

Montrose Fine Wines

- Established in 1992 in China; 18 years of experience of importing wines and other beverages in China
- A leading importer and distributor of premium wines in Hong Kong, China and Macau
- Operating hubs in Hong Kong, Beijing and Shanghai, focused on both HORECA and wholesale market segments and direct consumer sales
- Strong management team with Greater China experience
- Product portfolio includes company owned brands and a worldwide selection with diverse styles, structures and tastes:


HEILONGJIANG
JILIN
XINJIANG UYGUR ZIZHIQU
GANSU
QINGHAI
XIZANG ZIZHIQU
(Tibet)
SICHUAN
YUNNAN

Company owned brands

- Montrose Red & White (Spain)
- Le Vin de Montrose, Chateau Boissiere (France)
- Perry Estates (Australia)
- Xi Xia (China)

International Brands

- Luis Felipe Edwards (Chile)
- Rutherford (US)
- Grgich Hills (US)
- Craggy Group (NZ)
- Mudhouse (NZ)

Retail Market Is Immature

- Consumption is concentrated in high growth regions – i.e. Beijing, Guangzhou and Shanghai
  - Consumption closely related to consumer purchasing power
- HORECA traditionally the main outlet but retail (off-trade) market has undergone change
  - Big supermarket chains present
    - Carrefour (159 stores)
    - Walmart (290 stores)
    - Metro (39 stores)
    - Circle K (106 stores)

    For Western retailers, beverage alcohol will be a relatively marginal category, due to space limitations
  - Average prices are lower in retail than in HORECA
- Consumers are gaining comfort with large format shopping
- Market is still highly fragmented – large number of 'corner stores' and stalls
- Retail stores will benefit as imported wine continues to gain in popularity as a gift and for home consumption

New Retail Concept For China

- Successfully tested concept store with Joint Venture Partner in Shanghai
- Developed by Steve Kulmar, director of Global Beverages and internationally recognized marketing expert
- Designed as showcase/warehouse/retail outlet to display selection and generate publicity and market exposure as well as capturing retail sales for beer, wine & spirits
  - Up to 2,000 labels of local and imported brands
  - Provide professional advice on wine selection
  - Regular promotions of brands
  - Regular wine-tasting events
- Emphasis on wine education




red wine
red wine

Store Plan

Express

- High rental site
- High Street
- Urban
- Restaurant Precinct
- Retail Precinct
- High consumer traffic
- CAPEX: US$ 195,000

3,300 sq ft

Standard

- Medium rental site
- Off High Street/Shopping center
- Urban to suburban
- Near entertainment
- Near retail
- Access and egress
- CAPEX: US$ 300,000

6,500 – 8,000 sq ft

Superstore

Doubles as wholesale center

- Low rental site
- Destination
- Suburban/outer suburban
- Highly visible off motorway
- Easy access and egress
- CAPEX: US$ 590,000

8,500 – 10,000 sq ft

Welcome Zone
Featuring the Top 12 wines



Supermarket Zone
Value wines



Exhibition Zone
Better wines



Seminar Zone
Best wines



Retail Expansion in China

Retail Count Per Annum

	2011	2012	2013	2014	Total
Superstores	1	1	1	-	**3**
Standard	1	2	2	2	**7**
Express	4	8	12	20	**44**
	6	**11**	**15**	**22**	**54**



HEILONGJIANG
Harbin
Changchun
JILIN
NEI MONGOL ZIZHIQU
(Inner Mongolia)
Shenyang
XINJIANG UYGUR ZIZHIQU
BEIJING
LIAONING
GANSU
TIANJIN
Tianjin
Taiyuan
HEBEI
Shijiazhuang
Xining
SHAANXI
Jinan
QINGHAI
SHANXI
SHANDONG
Lanzhou
Zhengzhou
JIANGSU
Xi'an
XIZANG ZIZHIQU
(Tibet)
HENAN
Hefei
Nanjing
SHANGHAI
Lhasa
Chengdu
HUBEI
ANHUI
Hangzhou
SICHUAN
Chongqing
Wuhan
ZHEJIANG
Changsha
Nanchang
GUIZHOU
HUNAN
JIANGXI
Fuzhou
Guiyang
FUJIAN
Taipei
YUNNAN
Taichung
Kunming
GUANGDONG
TAIWAN
Kaohsiung
Nanning
HONG KONG
Haikou
HAINAN
Sanya

Vertical Integration Advantages

- Enables capture of manufacturing, wholesale and retail margins on an increasing proportion of wine output
- Security of supply from grape produce to store reduces logistical risk
- Control of the value chain allows control of quality
- Flexibility of production allows our manufacturing unit to source grapes from other vineyards and outsource production to other wineries
- Remove duplication as distribution and retail centers will often share use of space, and management

Gross Margin By Trade Tier


Gross Margin
80%
70%
60%
50%
40%
30%
20%
10%
0%
40%
50%
70%
75%
Manufacturing Margin
Importer wholesale margin
Importer HORECA margin
Importer Retail margin

Source: Global Beverages management

Funding Requirements

US$'000		US$5.5M Private Placement	US$25M Secondary Offering
Cash Payments due for Prior Acquisitions			
	Runke	555	
	Chengdu	416	
	TBC Shanghai	400	
Acquisitions			
	Montrose		3,300
	Additional Acquisition Capital		7,829
Working Capital			
	HSBC LC Facility	634	
	Global Beverages China Working Capital	700	286
	Montrose Working Capital		750
	Global Beverages Australia Working Capital	900	
Retail Stores*			
	Super (@ US$865,000)	865	865
	Standard (@ US$440,000)		1,320
	Express (@ US$265,000)	530	2,650
Capital investment in Global Beverages Holdings (Australia)			6,000
Transaction expenses		500	2,000
Total Uses		**$5,500**	**$25,000**

* Includes inventory

Investment Summary

1. Opportunity in China
2. Highly experienced Western-trained management team
3. Global Beverages operations are proven, long term operating businesses
4. Global Beverages "Big Box" Retail concept is a proven model, scalable with low capital costs
5. Low risk acquisitions of distribution businesses

For Further Information

Ed Cabrera
Head of Investment Banking
(646) 557-3494
ecabrera@aegiscap.com

Alan Loewenstein
SVP Investment Banking
(212) 813-1010
aloewenstein@aegiscap.com

Aegis Capital Corp.
810 Seventh Avenue, New York, NY 10019
(212) 813-1010
www.aegiscapcorp.com

Appendix

GLOBAL BEVERAGES INC.

Influential Board of Directors

Rod Walker	**Chairman**	• Executive Chairman of Angus & Robertson, Whitcoulls, Borders (Australia's largest book retail chain), • Current Chairman of Witchery Fashions (Australia's largest ladies fashion retailer), • Current Director of Rebel Sport (Australia's largest sporting goods retailer), • Former CEO of Freedom Group (Australia's largest furniture retailer), • Former CEO of Pizza Hut Asia.
Michael Kingshott CVO	**Vice-Chairman**	• Senior Executive in London, Hong Kong and Tokyo with 36+ years experience in shipping, transportation and logistics, • Former CEO of Sally Holdings PLC, Europe's largest motor vehicle shipping and logistics company, • Financial advisor for 15 years to HM Queen Elizabeth II and Prince Philip.
Steve Kulmar	**Director**	• Australia and New Zealand's most highly regarded retail marketing and communications expert, • Marketing consultant for 27 years to Australia's largest retailer and Big Box Liquor retailer, • Founder of Ideaworks, the leading specialist marketing agency servicing Australia's largest retailers.
Gary Blom	**Director**	• 30 years of international business and investment banking experience, • Former Managing Partner of a New York investment bank that specialized in International Corporate Finance and M&A, • Founder and Chairman of Imax Theatres for Australia and Asia Pacific.
Lawrence Lichter	**Acting CFO and Company Secretary**	• Spent last 18 years working with corporate clients and consulting with U.S. Public Companies internationally regarding their audit, accounting and SEC requirements, • Former Chief Financial Officer of Pacific American Services Group, LLC., • Founded Lichter, Yu and Associates in 1991, a CPA and Audit firm.

Montrose Management Team

Louis Bowen	**Managing Director, Asia Capital Management Limited** **Prospective Director**	• 30 years of private equity and investment banking experience in Asia including 14 years in Citicorp in New York and Asia Pacific. • Responsible for over 50 investments in a range of industries and countries and currently serves on the boards of several companies in the Asia Pacific region. • Co-founder of the Hong Kong Venture Capital Association, member of the World President's Organization, Board of Governor's of the Wharton Alumni Association of Hong Kong, Board of Advisors of the Arkansas World Trade Center.
James Collins-Taylor	**Partner, Asia Capital Management Limited** **Prospective Director**	• Spent 17 years with Deloitte Touche Tohmatsu in London and Hong Kong. • Involved in private equity and venture capital business in Asia since 1992. • Presently a director and shareholder of ACM Group.
Victoria Williams	**Managing Director – Montrose Fine Wines**	• Involved in the F&B industry in Greater China since 1995. • Former General Manager Sales & Marketing of a major HK wine distributor. • Managing Director of Montrose Fine Wines focussing on high end HORECA trade in Hong Kong, Shanghai and Beijing
Carl Crook	**Managing Director – Montrose China**	• One of the founding shareholders of Montrose in 1994 • Managing Director of Montrose China focussing on the Chinese market, targeting local restaurants, hotels, bars and the retail and wholesale trade.